America’s Cross-Domain Force Multiplier™ NASDAQ: PDYN / November 2025 Exhibit 99.1

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Palladyne AI is defining the future of embodied AI - Intelligent systems that sense, think/decide, and act in the real world. Where Intelligence Meets Action Intelligence at the edge, not just in the cloud Built for defense, security, and industrial operations Sense Think/Decide Act

Industrial Manufacturing Logistics Aerospace / Aviation Construction Infrastructure Maintenance and Repair Energy *The defense variant of Palladyne Pilot with advanced swarming and collaboration capabilities. DECADES OF EXPERIENCE Mainly world class robotics and AI/ML software engineers Employees In robotics/AI/ML Defense Public Safety Palladyne™ IQ & Palladyne™ Pilot SwarmOS™* Palladyne AI At-A-Glance Two Embodied AI Software Products Yesterday

Ethical Embodied AI + Cost Effective Mission Effects + Precision Harm Mitigation Introducing Palladyne Defense: Redefining The Mid-Tier Prime

Today

A Defining Transformation

From robotics to AI software innovator to fully integrated defense technology company.

- Launching **Palladyne Defense** as our new defense-focused business
- Strategic acquisitions of GuideTech and The Crucis Companies ("Crucis")
- Together, these companies bring rapid design and U.S.-based manufacturing to our autonomy platform
- Uniting AI intelligence, design engineering, and U.S.-based manufacturing into a vertically integrated platform

AI	SwarmOS™[1]
Design and Avionics	GUIDETECH
Manufacturing	CRUCIS

→ PALLADYNE DEFENSE

1. Formerly known as Palladyne Pilot – defense variant.

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Three Structural Shifts Driving Demand Why Now? The World Has Changed. The New Rules of Readiness DoW cost-per-effect mandate: Priorities shifting from “the biggest” to “the smartest, cheapest, fastest.” Reshoring and sovereignty: Rebuilding domestic manufacturing for strategic independence. AI in mission systems: Autonomy deployed into real problems, not just analysis.

Startups Fast But Small Primes Large But Slow The New Mid-Tier Prime The New Mid-Tier Prime for Embodied AI The Strategic Imperative: Why We Exist The Pentagon’s Replicator initiative requires attritable, intelligent systems that are fast, flexible, and affordable Deliver affordable, intelligent systems built in America Bridge between fast but small startups and massive primes Provide DoW with an agile, vertically integrated partner

Three Inputs. One Exponential Advantage.

The next step in our transformation:
Brings together three powerful capabilities: AI core, engineering nucleus, U.S. Manufacturing base

SwarmOS™ GUIDETECH CRUCIS

- **SwarmOS:** embodied AI and autonomy core for defense and public safety missions
- **GuideTech:** aerospace design and avionics engineering group that moves concepts from digital model to flight prototype in months
- **Crucis:** certified U.S. manufacturer supporting major defense programs including F-16, F-35, Tomahawk, Harpoon and Bradley

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Why GuideTech Matters Design Speed for a World That Can’t Wait Former prime engineers with deep missile/UAS design pedigree Design and iterate new systems in less than 6 months Already supplying avionics and prototypes to multiple defense customers Design, Prototype, Test Design for Manufacture Low Cost, High Rate MFG

From Design to Deployment A Full Design-to-Field Process Preliminary Design Detailed Design and Software Dev Hardware Integration and Ground Testing Flight Test Operations and Production Concept → Simulation → Prototype → Flight Test → Initial Production Supports both partner systems and proprietary programs Designed to shorten DoW evaluation and field cycles

BRAIN Avionics: Lightweight, Mission-Grade Compute

High Performance at a Fraction of Legacy Cost

- Compact modular flight controller: **1/10 the cost and weight of legacy avionics**
- Integrated CPU/GPU core enables onboard AI inference — autonomy without external compute
- Multiple variants in various stages of development (one is currently TRL9/production ready, and others are TRL 6/7)

BRAIN



$6k, <0.5 lbs.,10 CPUs
1024 GPU Cores,
GPS/INS/Mag/Baro

BRAIN represents the future of defense electronics...intelligent, efficient, and affordable

Replaces Conventional Avionics



$17k IMU



$12k Realtime Module



>$10k GPS



$11k Autonomy Module

~5 lbs. 10 CPUs. >$50k

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Project Banshee: Precision Loitering Munition

Intelligent, Attritable, Mission-Focused

- ✓ Designed for tactical and strategic missions, not hobby/consumer UAVs
- ✓ Comparable or better range and payload vs. incumbent systems at lower cost
- ✓ Designed to support SwarmOS™ / IntelliSwarm™ integration
- ✓ Designed for mass production (currently at TRL 6/7) — superior cost-per-effect in contested airspace



Warning: Not a toy drone

Project Banshee

<$1K Cost Per Target Effect

Warhead Size	3 lbm
Range	20 km
# Missions	30+

Current Comparison

$58K Cost Per Target Effect

Warhead Size	.5 lbm
Range	20 km
# Missions	1

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https://vimeo.com/1136670016/911ffd645e Project Banshee Test Video

Project SwarmStrike: Deep Reach at a New Price Point

Cruise-Missile-Like Reach, Dramatically Lower Cost

- Cruise-class autonomous system with hundreds of miles of range at attritable cost
- TRL 6/7 with **successful flight demonstration**
- Designed for swarm-enabled, multi-domain operations
- Represents the future of AI-enabled tactical saturation and deterrence

Project SwarmStrike



$150k (Compared to $3M/ea for current cruise class missiles)

30 lb. Warhead
550 km range (ground)
920 km range (air)

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https://vimeo.com/1136674486/8eca4792a5 Project SwarmStrike Test Video

GuideTech: Engineering Backbone for IntelliSwarm™ BRAIN Palladyne Pilot (Defense + Commercial) Product Evolution: From Palladyne™ Pilot to SwarmOS™ to IntelliSwarm™ Palladyne Pilot remains active in Palladyne Commercial portfolio IntelliSwarm will enable advanced mission capabilities, including multi-agent collaboration, adaptive flight control, and real-time decision-making at the edge IntelliSwarm (SwarmOS + Brain) SwarmOS (Defense/Public Safety) Palladyne Pilot (Commercial) Commercial Synergy Defense/Public Safety Variant Strategic Impact

Crucis: Precision Manufacturing for Priority Programs Crucis anchors Palladyne Defense with U.S.-based production, supply-chain depth, and scalability F-35, F-16, Tomahawk, Bradley, JDAM, M1A1, more Vertically integrated aerospace and defense manufacturing: Machining, assembly Supplies major programs: Certified: AS9100 Expanding capacity enables near-term scale for Palladyne AI Crucis brings strength, credibility, and capacity... the backbone of America’s defense industrial base

Capacity to Scale Crucis doesn’t just build parts...it builds trust. It’s where our innovation becomes production. Active supplier to primes and Tier-1s; provides immediate channel access Ideal platform for DoW-driven reshoring and surge capacity Opportunity to implement Palladyne™ IQ for AI-driven efficiency 50,000 Sq. Ft. Manufacturing Space ISO 9001: 2015 and AS9100 Certified Significant Room to Scale

Why Crucis Matters to Palladyne AI Gives Palladyne AI certified, U.S.-based production tied to priority programs Crucis completes the loop enabling domestic scale, reliability, and reshoring for next-generation defense systems Anchors Palladyne AI in the DoW’s industrial-base modernization agenda We’re not waiting for others to build the future...we’re building it ourselves, right here in America.

Where It All Comes Together Design + AI + Manufacturing Partner and supplier to primes; opportunistic system provider where gaps exist Aligns with DoW priorities for cost-effective, rapidly fielded autonomous systems Autonomy, affordability, and American industrial power Palladyne Defense integrates SwarmOS™, GuideTech, and Crucis into one business This is where our vision becomes reality — intelligence that acts, capability that scales, and a company built for this era of readiness.

Transaction Overview and Financial Impact $7.8 M Greater than 3X 2024 (Actual) 2026 (EST) Combined acquisitions expected to more than triple 2024 revenue by 2026 $20 million stock + $5 million cash $6 million assumed debt (equipment/real estate) Plus, a performance-based earnout over 5-years Acquired businesses targeted to be adjusted EBITDA positive in 2026 >$10 million 18-month backlog (and growing) Planned $5 million investment to bring Project Banshee and Project SwarmStrike to TRL 9 Deal consideration: ~$31 million

The Business Engine

Executing the Vision Proven leadership, clear focus, and near-term catalysts across both defense and industrial markets Two Businesses Driving Growth Palladyne Defense Palladyne Commercial “Transformation means nothing without execution. Palladyne AI is now built to operate, to scale, and to lead.”

Corporate Structure: Unified, Focused, Scalable Palladyne AI now operates as a unified enterprise with two synergistic businesses Our structure reflects our strategy. Each business stands on its own strengths while sharing a common AI framework. Palladyne AI Palladyne Defense (Parent) SwarmOS™ + GuideTech + Crucis Palladyne Commercial Palladyne™ IQ + Palladyne™ Pilot

Palladyne Commercial: Scaling the Palladyne™ IQ Platform Palladyne IQ is our original AI platform – Palladyne™ Pilot was derived from IQ for UAV autonomy Palladyne IQ is the foundation of our AI ecosystem, delivering intelligence that powers industrial and operational efficiency Targets industrial robots used in manufacturing, logistics, and infrastructure sectors Hardware agnostic and enterprise-wide - integrates across robots and systems Recurring software licensing and services model

Proof of Execution: Financial and Operational Highlights Disciplined balance sheet, growing validation and early DoW traction Financial Strength: Q3 Operating cash use of approximately $6.3 million, consistent with expectations and prior quarter performance Maintaining a multi-year operating runway Ended Q3 (pre-deal closings) with $57.1 million in cash, cash equivalents and marketable securities with $0 debt Operational Discipline: Collaboration with Draganfly (NASDAQ: DPRO) for SwarmOS™ Appointed Lt. Gen. (Ret.) Stephen Twitty to the Board, joining Admiral Eric T. Olsen (Ret.), to deepen defense leadership Well-positioned for new development contract from DoW Awarded U.S. Patent No. 12,452,957 for closed-loop autonomy in heterogeneous sensor networks Palladyne™ IQ, Palladyne™ Pilot, SwarmOS, and BRAIN on track for early deployments beginning 1H 2026

The Investment Thesis Technology Leadership Palladyne AI is a disciplined, first-mover in embodied AI, bridging autonomy, design, and manufacturing Our advantage is structural...we own the software, the engineering, and the manufacturing. That’s how we move faster, build smarter, and lead from strength. Vertical Integration Dual Growth Engines Financial Strength Strategic Timing Proven autonomy architecture Full-stack capability from AI to design to hardware to manufacturing Positioned for the new rules of readiness Well-funded for a multi-year runway Defense and commercial synergy

Two Businesses, One Platform BRAIN Avionics, Project SwarmStrike, Project Banshee Palladyne Defense Palladyne Commercial Palladyne™ IQ, Palladyne™ Pilot Shared technology, shared intelligence one company leading autonomy for industry and defense. IntelliSwarm™ architecture AI-enabled mission systems Industrial autonomy

Closing Vision: Built for This Moment Palladyne AI has evolved from an autonomy software pioneer into a vertically integrated, U.S.-based embodied AI company Palladyne AI is redefining readiness with intelligent systems designed, built, and scaled in America We’ve built something rare...an American AI company that can think, design, and build. We are ready for what’s next. Our two businesses — Palladyne Defense and Palladyne Commercial — share a common AI foundation and serve distinct but synergistic markets Together, they form a platform that merges autonomy, design, and manufacturing — the blueprint for America’s next generation of readiness Backed by a strong balance sheet, expanding partnerships, and a clear path to commercialization, Palladyne AI is entering its growth phase from a position of strength. Palladyne Defense delivers intelligent systems for national security, speed, and mission adaptability Palladyne Commercial extends the same proven technology into industrial automation, infrastructure, and operational intelligence

https://vimeo.com/1136223405 The Palladyne AI Vision

Thank You. Investor Contact: Brian Siegel, IRC, MBA Senior Managing Director, Investor Relations, Hayden IR www.palladyneai.com brian@haydenir.com (346) 396-8696 linkedin.com/company/palladyneaicorp